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                                                                    EXHIBIT 23.2






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated May 15, 1998, and to all references to our firm included in or made a part of this registration statement.




                                             By:  /s/ Arthur Andersen LLP
                                                -------------------------------

Dallas, Texas
   June 2, 1998